Prepared in the New South Wales Registry, Federal Court of Australia Level 17, Law Courts Building, Queens Square, Sydney, Telephone XXXX Federal Court of Australia District Registry: New South Wales Registry Division: General No: NSD1050/2024 SAMUEL FREEMAN, JUSTIN WALSH AND ADAM NIKITINS IN THEIR CAPACITY AS JOINT AND SEVERAL DEED ADMINISTRATORS OF EACH OF REGIONAL EXPRESS HOLDINGS LTD (SUBJECT TO DEED OF COMPANY ARRANGEMENT) (ACN 099 547 270) and others named in the schedule Plaintiff ORDER JUDGE: Justice Stewart DATE OF ORDER: 11 December 2025 WHERE MADE: Sydney THE COURT ORDERS THAT: 1. Pursuant to s 444GA(1)(b) of the Corporations Act 2001 (Cth), the first plaintiffs (Deed Administrators) have leave to transfer all of the existing shares (Shares) in the capital of Regional Express Holdings Ltd (Subject to Deed of Company Arrangement) (Company) from the members (as defined in the Corporations Act) of the Company to Air T Rex Acquisition Inc (Air T), in accordance with cl 8.5(f) of the deed of company arrangement dated 14 November 2025 entered into by, amongst others, the Deed Administrators, Air T Inc and the Company (DOCA). 2. Pursuant to s 447A(1) of the Corporations Act and s 90-15(1) of the Insolvency Practice Schedule (Corporations), being Sch 2 to the Corporations Act (IPSC), any of the Deed Administrators may, jointly or severally, in their capacity as Deed Administrators of the Company: (a) execute share transfer forms and any other documents ancillary or incidental to effecting the transfer of the Shares referred to in order 1 above; and (b) enter or procure the entry of the name of Air T into the share register of the Company in respect of all Shares transferred to Air T in accordance with order 1 above. 3. To the extent necessary, pursuant to s 447A(1) of the Corporations Act and s 90-15(1) of the IPSC:

- 2 - Prepared in the New South Wales Registry, Federal Court of Australia Level 17, Law Courts Building, Queens Square, Sydney, Telephone XXXX (a) Part 5.3A of the Corporations Act is to operate in relation to the Company as if: (i) the reference to the word “shares” in s 444GA(1) of the Corporations Act includes: (A) all vested or unvested, exercised or unexercised, share options, warrants or shares in the Company offered pursuant to a Gift Offer (as that term is defined in the affidavit of Samuel John Freeman affirmed 19 November 2025 (Freeman Affidavit)); and (B) other instruments convertible into securities in the Company, including any shares or options the Instrument Beneficiaries (as that term is defined in the Freeman Affidavit) are entitled to, (together, the Options); and (ii) the reference to the phrase “members of the company” in s 444GA(3) of the Corporations Act includes the holders of the Options; and (b) the Deed Administrators be granted leave to transfer all of the existing Options from the holders of the Options to Air T, in accordance with cl 8.5(f) of the DOCA. 4. Pursuant to s 447A(1) of the Corporations Act and s 90-15(1) of the IPSC, any of the Deed Administrators may, jointly or severally, in their capacity as Deed Administrators of the Company: (a) execute share transfer forms and any other documents ancillary or incidental to effecting the transfer of the Options referred to in order 3 above; and (b) enter or procure the entry of the name of Air T into the share register of the Company in respect of all Options transferred to Air T in accordance with order 3 above. 5. To the extent necessary, pursuant to s 477(2B) of the Corporations Act, approval be granted to the joint and several liquidators of the sixth plaintiff (Rex Airlines) to enter into and perform (and cause Rex Airlines to enter into and perform) the CFA Initial Amendment Agreement (as that term is defined in the Freeman Affidavit) in substantively the form of the agreement exhibited to the Freeman Affidavit. 6. The plaintiffs’ costs:

- 3 - Prepared in the New South Wales Registry, Federal Court of Australia Level 17, Law Courts Building, Queens Square, Sydney, Telephone XXXX (a) of and incidental to the relief in orders 1-4 above be costs and expenses in the deed administration of the Company; and (b) of and incidental to the relief in order 5 above be costs and expenses in the liquidation of Rex Airlines. Date orders authenticated: 11 December 2025 Note: Entry of orders is dealt with in Rule 39.32 of the Federal Court Rules 2011.

- 4 - Prepared in the New South Wales Registry, Federal Court of Australia Level 17, Law Courts Building, Queens Square, Sydney, Telephone XXXX Schedule No: NSD1050/2024 Federal Court of Australia District Registry: New South Wales Registry Division: General Second Plaintiff REGIONAL EXPRESS HOLDINGS LTD (SUBJECT TO DEED OF COMPANY ARRANGEMENT) (ACN 099 547 270) Third Plaintiff AIR PARTNERS PTY LTD (SUBJECT TO DEED OF COMPANY ARRANGEMENT) (ACN 065 221 356) Fourth Plaintiff REX INVESTMENT HOLDINGS PTY LIMITED (SUBJECT TO DEED OF COMPANY ARRANGEMENT) (ACN 101 317 677) Fifth Plaintiff REGIONAL EXPRESS PTY LTD (SUBJECT TO DEED OF COMPANY ARRANGEMENT) (ACN 101 325 642) Sixth Plaintiff REX AIRLINES PTY LTD (IN LIQUIDATION) (ACN 642 400 048) Interested Person TRANSPORT, REGIONAL DEVELOPMENT, COMMUNICATIONS, SPORT AND THE ARTS DEPARTMENT OF INFRASTRUCTURE Interested Person AIR T, INC.